Exhibit 99.2

resentation + HealthCor Catalio Corporate p Hyperfine + Liminal July 2021 © 2021 Hyperfine Confidential

Disclaimer This presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (“Business Combination”) by and among HealthCor Catalio Acquisition Corp. (“HealthCor Catalio” or the “Company”), Hyperfine, Inc. (“Hyperfine”) and Liminal Sciences, Inc. (“Liminal”). The information contained herein does not purport to be all-inclusive and none of HealthCor Catalio, Hyperfine or Liminal, or any of their respective affiliates, or any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. It is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. You should not construe the contents of this presentation as investment, legal, business or tax advice. You should consult with your own counsel, financial advisor and tax advisor as to legal, business, financial, tax and related matters concerning the matters described herein. Important Information about the Business Combination and Where to Find It In connection with the Business Combination, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement (the “Business Combination Agreement”), the Company and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by HealthCor Catalio may be obtained free of charge from HealthCor Catalio’s website at www.hcspac.com or by written request to HealthCor Catalio at ir@hccspac.com. Participants in the Solicitation The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about the Company’s directors and executive officers and their ownership of the Company’s securities in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 29, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available. Hyperfine, Liminal and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available. © 2021 Hyperfine Confidential2A

Disclaimer (cont.) Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, Hyperfine’s and Liminal’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s, Hyperfine’s and Liminal’s expectations with respect to future performance, development and commercialization of products and services, potential regulatory approvals, and anticipated financial impacts and other effects of the Business Combination, and the size and potential growth of current or future markets for, and the potential benefits of, Hyperfine’s, Liminal’s and the combined company’s products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, Hyperfine’s and Liminal’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of the Company, Hyperfine and Liminal to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of the Company, Hyperfine and Liminal or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company, Hyperfine or Liminal following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the Nasdaq Capital Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Hyperfine’s, Liminal’s and the combined company’s product development activities; (10) the inability of Hyperfine, Liminal or the combined company to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product; (11) the inability of Hyperfine, Liminal or the combined company to identify, in-license or acquire additional technology; (12) the inability of Hyperfine, Liminal or the combined company to maintain Hyperfine’s or Liminal’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of Hyperfine, Liminal or the combined company to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine or Liminal is currently marketing or developing; (14) the size and growth potential of the markets for Hyperfine’s, Liminal’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Hyperfine’s, Liminal’s and the combined company’s products and services and reimbursement for medical procedures conducted using Hyperfine’s, Liminal’s and the combined company’s products and services; (16) Hyperfine’s, Liminal’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Hyperfine’s, Liminal’s and the combined company’s financial performance; (18) the impact of COVID-19 on Hyperfine’s and Liminal’s businesses and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC. The Company, Hyperfine and Liminal caution that the foregoing list of factors is not exclusive. The Company, Hyperfine and Liminal caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company, Hyperfine and Liminal do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Industry and Market Data This presentation includes information and statistics regarding market participants in the sectors in which Hyperfine or Liminal compete and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. None of the information provided by the third-party sources has been independently verified. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Intellectual Property This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners and are incorporated for illustrative purposes only. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, C or R symbols. The Company, Hyperfine and Liminal do not intend the use or display of the trademarks, service marks, trade names or copyrights of such other companies herein to imply a relationship with, or endorsement or sponsorship of the Company, Hyperfine or Liminal by, these other companies. © 2021 Hyperfine Confidential2B

Seasoned management team with history driving platform and application usage Jonathan Rothberg Dr. Rothberg is the founder and chairman of each 4Catalyzer company, which have together raised over $2B across eight-life science and medical device companies. Jonathan’s mission is to build technologies that save lives and maximize societal impact. Chris Gaulin Chris is a Portfolio Manager of HealthCor. He was a health care Portfolio Manager at Soros Fund Management, health care Sector Lead at Maverick Capital, and Senior Analyst at JP Morgan. Scott Huennekens Scott is a successful executive, entrepreneur, board member and investor in medical devices having been the startup CEO of two “unicorns” and a part of 10+ startups or growth companies with market valuations that have totaled over $6B. Dave Scott Dave is a seasoned executive, entrepreneur and was the COO for Verb Surgical. He has more than 25 years of experience building and leading high-performing teams at start-ups and Fortune 500 companies related to surgical robotics, medical imaging and diagnostics. © 2021 Hyperfine Confidential3

HealthCor Catalio Acquisition Corp (Nasdaq: HCAQ)

HealthCor

- HealthCor ($3 billion AUM) founded in 2005 by Joseph Healey and Arthur Cohen
- Partners all have 20+ years investing experience across numerous healthcare cycles
- 10 person investment team with an average of 12 years of investing in the healthcare sector
- Extensive Medtech product experience driving large percentage of historical attribution

HealthCor CATALIO CAPITAL MANAGEMENT

- Completed $207 million SPAC IPO in January 2021. Deal 9x over-subscribed without warrant coverage
- Experienced SPAC BoD: Mike Weinstein, Taylor Harris, Kenan Turnacioglu and Dr. Chris Wolfgang
- Catalio founded by G. Petrocheilos and J. Vogelstein. GP consists of world-renowned scientist-entrepreneurs as well as Coatue Management, Duquesne & Alan Howard



Joseph Healey
HealthCor Founder and SPAC Chairman

Founding partner and Portfolio Manager at HealthCor with 25+ year investing experience. Prior PM at Kingdon Capital



Chris Gaulin
HealthCor Partner and SPAC CEO

Partner and Portfolio Manager at HealthCor with 20+ year investing experience. Prior PM at Soros Fund Management and Maverick Capital



Charlie Nettleton
HealthCor Senior Analyst

Medical Technology Sector Head at HealthCor with ~15 years investing experience. Prior Healthcare banker at JPMorgan

© 2021 Hyperfine Confidential 4 HYPERFINE

Highly compelling investment characteristics Large Market Poised for Disruption Massive TAM of over $23 billion for imaging with potential to take market share and expand the market category. Both companies could unlock huge markets individually but combined have the potential to build an ecosystem across the care continuum. Recurring Revenue Business Model Designed to be a recurring revenue business with annual recurring revenue of greater than $250MM projected by 2025 Massive Pipeline Opportunity Product and applications pipeline has the potential to unlock markets with $50 billion in incremental addressable markets for sensing and guided intervention. Liminal Sciences has the potential to substantially change the way neuro care is delivered by providing non-invasive, real-time brain vitals to doctors that were previously inaccessible. Hyperfine Capitalized to Succeed ~$375MM1 of cash to drive Hyperfine through its investment phase and to positive cash flow Attractive Valuation Relative to Growth 10.7x 2023E revenues with projected revenue CAGR of 238% 2021 – 2025 versus comparables2 at ~13 - 18x 2023E revenues with meaningfully slower growth CAGRs of ~30%+ © 2021 Hyperfine Confidential5 1: Assuming no redemptions. Comprised of $207.0 million from the SPAC trust fund, $126.1 million from PIPE investors and $65.8 million from Hyperfine/Liminal balance sheet (assumed cash on Hyperfine/Liminal balance sheet at closing of the transaction), less $24.2 million transaction expenses. 2: Based on company projections, public filings, analyst estimates and Capital IQ as of 07/06/21.

Transaction overview

Sources, uses and pro forma ownership

Sources of Funds ($M)	
Cash in Trust[1]	$207.0
Target Shareholders Equity Rollover	$564.8
Private Placement	$126.1
Target Cash[2]	$66.0
Sponsor Founder Shares	$57.9
Total Sources	**$1,021.8**

Uses of Funds ($M)	
Equity Issued to Target Shareholders	$564.8
Cash to Balance Sheet[3]	$374.7
Estimated Transaction Costs	$24.2
Sponsor Founder Shares	$57.9
Payment of Loan Payable	$0.2
Total Uses	**$1,021.8**

Pro Forma Valuation ($M)[5]	
Illustrative Share Price	$10.00
Fully Diluted Shares Outstanding (M)[4]	95.6
Equity Value	$956.0
+ Debt	$0.0[6]
- Cash	$374.7
Enterprise Value	$581.3
2023 Revenue	$54.2
2023 Revenue Multiple	10.7x

Pro Forma Valuation[5]



HealthCor Catalio Founder Shares
6.0%
PIPE Investor Shares
13.2%
HealthCor Catalio Public Shares
21.7%
Hyperfine Equity Rollover
48.0%
Liminal Equity Rollover
11.1%

© 2021 Hyperfine Confidential
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1: Assumes no redemptions. 2: Assumed cash on Hyperfine/Liminal balance sheet at closing of the transaction. 3: Comprised of $207.0 million from the SPAC trust fund, $126.1 million from PIPE investors and $65.8 million from Hyperfine/Liminal balance sheet (assumed cash on Hyperfine/Liminal balance sheet at closing of the transaction), less $24.2 million transaction expenses. 4: Estimated fully diluted shares outstanding based on (i) Hyperfine shares (45.9M); (ii) Liminal shares (10.6M); (iii) PIPE shares (12.6M); (iv) HealthCor Catalio public shares (20.7M); (v) HealthCor Catalio Sponsor shares (5.8M) 5: Valuation excludes any impact from potential earnouts 6: Reflects estimated debt balance following the closing of the transaction

Valuation benchmarking Merger price set at a discount to similar high growth and disruptive companies to incentivize current and new stakeholders to maximize impact Median EV/ Revenue 2023E Revenue CAGR 2021-2023E High Growth Med-Tech 12.7x 37.9% Disruptive Technologies 17.9x 33.7% 10.7x 384.4% © 2021 Hyperfine Confidential7 Source: Based on Capital IQ, public filings and analyst estimates (Butterfly valuation from company estimates) as of 07/06/21

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The best way to predict the future is to make it” Jonathan M. Rothberg Vice Chairman and Founder Our mission: To provide affordable and accessible imaging, sensing, and guided robotic intervention to revolutionize healthcare for people around the world. Hyperfine is the third company to go public from the 4C family © 2021 Hyperfine Confidential9

The Hyperfine ecosystem Democratizing Imaging, Sensing and Guided Intervention to cover the care continuum Image (FDA cleared) Sense (in development) Intervene (in development) © 2021 Hyperfine Confidential A full ecosystem solution: Hardware, software, consumables and applications powered by artificial intelligence 10

Hyperfine has created the next generation of MRI MRI 1.0 1980 MRI 2.0 1990 MRI 3.0 FDA Cleared 2020 © 2021 Hyperfine Confidential11

Hyperfine has created the next generation of MRI

MRI 3.0 - FDA Cleared 2020

Patent protected noise cancellation system enables clinical-grade images

Portable low-field MRI

FDA Cleared 2020

Reimbursed under existing imaging codes


HYPERFINE

Current installed base of 46 units

Current primary clinical uses:

- Stroke
- Hydrocephalus
- Cerebral Trauma
- Acute Mental Status Change

© 2021 Hyperfine Confidential

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HYPERFINE

Estimated $70+ billion opportunity across the ecosystem



$22B
$28B
$23B

Sensing
ICUs, Expanded Hospital, Surgical Centers, Outpatient, At-home

~4M
Potential unit sales

Guided Intervention
Hospitals and Health Systems

>50M
Potential image guided procedures

Imaging
Hospitals, Outpatient

>100,000
Potential installation targets

© 2021 Hyperfine Confidential

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HYPERFINE

Numerous challenges with traditional MRI today High cost limits accessibility Adverse events occur in 22-46% of cases during transport Complex site requirements and upgrades Scheduling delays lead to longer length of stay Consumption of valuable personnel resources Risk of adverse events during transportation Maintaining connection to life support equipment © 2021 Hyperfine Confidential14

Workflow benefits



Traditional MRI workflow (25.8 hours)

MRI ordered → **Patient preparation** → **Intra-hospital transfer to MRI** → MRI examination → **Intra-hospital transfer to unit** → Post MRI examination



Hyperfine workflow (90mins, 94% reduction in total workflow time)

MRI ordered → MRI examination → Post MRI examination

© 2021 Hyperfine Confidential

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HYPERFINE

Hyperfine addresses challenges of traditional MRI by bringing MRI to the patient Emergency Department Intensive Care Units and Operating Rooms Global Health Safer and easier to use resulting in a faster time to diagnosis and treatment © 2021 Hyperfine Confidential16

Hyperfine portable MRI clinical use cases with current platform (V1) Intensive Care Unit - - - - - - - - - - - Acute Mental Status Change Ataxia Cerebral Edema Cerebrovascular Disease Cranial Neuropathy Extra Ventricular Drain Placement Follow-up Intracranial Hemorrhage Follow-up Ischemic Stroke Follow-up Hematoma Stroke Tumor Pre-and Post-Op Rehabilitation Clinic Acute Mental Status Change Brain Injury After Fall Stroke Recovery Emergency Department - - - - - - - - - - Blurred Vision Cranial Neuropathy Dizziness Headache Numbness Stroke Tingling Traumatic Brain Injury Vertigo Weakness Outpatient Atrophy Monitoring Hydrocephalus (Shunt Check) Multiple Sclerosis Pediatric Brain Volumetrics Hypoxic Ischemic Encephalopathy Hydrocephalus (Dx and Monitoring) Sports Injury Suspected Abuse © 2021 Hyperfine Confidential17

Hyperfine provides compelling platform for stroke diagnosis

15 million people worldwide suffer a stroke annually

MRI scans are better at **detecting ischemic stroke damage** compared to CT scans

Stroke is the **2nd leading cause of death** globally

MRI use for stroke has been limited due to lack of access to this expensive equipment and experienced neuroradiologists to interpret the results.

87% strokes are ischemic strokes

Hyperfine offers an affordable MRI platform that can perform diffusion imaging for stroke diagnosis at the patient's bedside, images can be shared securely with neuroradiologists around the world


HYPERFINE

© 2021 Hyperfine Confidential 18 HYPERFINE

Stroke diagnosis confirmed 62 year old male Presented with new left sided weakness and tremor © 2021 Hyperfine Confidential19 FLAIRT2 DWIADC

Clinical validation of Hyperfine

> "Game changer is a good way to put it [...] being able to do the level of sophisticated imaging in an ICU that MRI can provide."
> **Dr. Fady Charbel, MD, FAANS, FACS**

> "Hyperfine provides me with an opportunity to acquire the information, to interpret the information, and to make a decision based on the information that's in front of me."
> **Dr. Shahid Nimjee, MD, PhD, FAANS, FAHA**

> "Portable MRI should be used to image any patients in ICUs in any [clinical] setting."
> **Dr. Michael Schulder, MD, FAANS**

Over 25 conference presentations and publications discussing clinical benefits for

Stroke | Hydrocephalus | Hematoma | Multiple sclerosis | Tumor resection


JAMA Neurology | Original Investigation

Assessment of Brain Injury Using Portable, Low-Field Magnetic Resonance Imaging at the Bedside of Critically Ill Patients

Kevin N. Sheth, MD; Mercy H. Mazurek, BS; Matthew M. Yuen, BA; Bradley A. Cahn, BS; Jill T. Shah, BA; Adrienne Ward, RN; Jennifer A. Kim, MD, PhD; Emily J. Gilmore, MD; Guido J. Falcone, MD, ScD, MPH; Nils Petersen, MD, PhD; Kevin T. Gobeske, MD, PhD, MPH; Firas Kaddouh, MD; David Y. Hwang, MD; Joseph Schindler, MD; Lauren Sansing, MD, MS; Charles Matouk, MD; Jonathan Rothberg, PhD; Gordon Sze, MD; Jonathan Siner, MD; Matthew S. Rosen, PhD; Serena Spudich, MD, MA; W. Taylor Kimberly, MD, PhD

C Large left middle cerebral artery
POC T2W
POC FLAIR
POC T1W
POC DWI
SOC
D Right anterior cerebral artery and middle cerebral artery watershed infarctions
POC T2W
POC FLAIR
POC T1W
POC DWI
SOC

© 2021 Hyperfine Confidential 20

HYPERFINE

Hyperfine business model allows for potential widespread adoption Subscription Model $7,250/month Over $261,000 - 3 year contract value Potential robust recurring revenue stream Software as a Service model could drive significant gross margin Subscription service includes: 4 contrast sequences (T1, T2, FLAIR, DWI with accompanying ADC map) Unlimited service and maintenance Unlimited user training Hyperfine Cloud PACS with unlimited Cloud archive Direct delivery to customer © 2021 Hyperfine Confidential21

Estimated Hyperfine economic benefits Financial Benefits analysis based on data from Large Academic Medical Center © 2021 Hyperfine Confidential22

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Innovative R&D engine designed to expand product roadmap Existing applications V1 Potential future applications V2 Expanded Addressable Market Improved usability Hydrocephalus C-spine Automated Stroke Detection Lower cost of goods Intra and Post Operative © 2021 Hyperfine Confidential24

Liminal will democratize brain sensing Heart monitors are easy, accurate, and universal After an accidentBefore and during surgery At a checkupWhile exercising …but access to brain monitors is restricted. © 2021 Hyperfine Confidential25

Liminal non-invasive brain vital sensor Breakthrough AEG Technology designed to unlock access to blood flow and pressure Non-Invasive Risk-free use on every patient to enable broader access and earlier diagnosis Continuous Trend Analysis Continuous sensing to build trends for data-backed treatment Easy to use Designed to be easy to use for immediate, precise care © 2021 Hyperfine Confidential26

Brain-sensing clinical opportunities



Intensive Care Unit	- Hydrocephalus - Vasospasm - Stroke - Cerebral edema	- Traumatic Brain Injury - Subarachnoid hemorrhage - Suspected seizures - Acute liver failure	- Altered mental status - Brain tumors - Sepsis
Operating Room	- Intraoperative monitoring/anesthesia	- Post surgical monitoring - Thrombectomy	- Hematoma - Stent thrombosis
Outpatient & At Home	- Shunts - Epilepsy - Tumor progression	- Concussion long-term effects - Idiopathic intracranial hypertension - Asymptomatic carotid stenosis	- Hypertension - Obstructive sleep apnea - Sickle cell anemia
Emergency Department	- Traumatic Brain Injury - Stroke - Seizures	- Triage for lumbar punctures - Altered mental status - Headaches	- Status epilepticus - Cardiac arrest - Hypertensive urgency and emergency

© 2021 Hyperfine Confidential
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HYPERFINE

Hyperfine's goal is to build an ecosystem across the care continuum Hyperfine aims to provide affordable care at the patient’s side... Sense Image Precision when and where it matters Intervene © 2021 Hyperfine Confidential28

Future product roadmap To expand from imaging to guided intervention 2023 Guided Intervention V2 MRI Imaging neuro, c-spine, extremities and interventional procedures Brain Sensing Non-invasively monitor brain vitals for blood flow and pressure Guided Intervention Image-guided interventions with real-time registration for surgical navigation Guided Robotics MRI-guided robotics to improve accuracy for life saving interventions Breast MRI Breast screenings as a safer alternative to detect cancer © 2021 Hyperfine Confidential29

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Imaging install base 3,000 2,848 2,000 1,562 1,000 719 45 264 0 2021E 2022E 2023E 2024E 2025E 5-year revenue projection $ in millions 350.0 $301.6 300.0 250.0 200.0 150.0 $141.1 100.0 $54.2 50.0 $2.31 $16.3 0.0 2021E Imaging 2022E Sensing 2023E Interventional 2024E2025E Total Revenue Gross Margin NM 47.9% 66.0% 70.6% 71.9% Sensing install base 3,000 2,0001,661 1,000 643 105 0 2021E 2022E 2023E 2024E 2025E 1: Total revenue for the quarter ended March 31, 2021 was approximately $0.3 million. This amount is preliminary, unaudited and may change, was prepared by management and is based on the most current information available to management.

Investment priorities Clinical and regulatory Commercialization globally Imaging Next generation and consumables product development Execute deep learning AI apps Regulatory and clinical trial execution Sensing Commercialization in US and Global Product development Guided Intervention Interventional MRI, robotics, and consumables development © 2021 Hyperfine Confidential32

Highly compelling investment characteristics Large Market Poised for Disruption Massive TAM of over $23 billion for imaging with potential to take market share and expand the market category. Both companies could unlock huge markets individually but combined have the potential to build an ecosystem across the care continuum. Recurring Revenue Business Model Designed to be a recurring revenue business with annual recurring revenue of greater than $250MM projected by 2025 Massive Pipeline Opportunity Product and applications pipeline has the potential to unlock markets with $50 billion in incremental addressable markets for sensing and guided intervention. Liminal Sciences has the potential to substantially change the way neuro care is delivered by providing non-invasive, real-time brain vitals to doctors that were previously inaccessible. Hyperfine Capitalized to Succeed ~$375MM1 of cash to drive Hyperfine through its investment phase and to positive cash flow Attractive Valuation Relative to Growth 10.7x 2023E revenues with projected revenue CAGR of 238% 2021 – 2025 versus comparables2 at ~13 - 18x 2023E revenues with meaningfully slower growth CAGRs of ~30%+ © 2021 Hyperfine Confidential33 1: Assuming no redemptions. Comprised of $207.0 million from the SPAC trust fund, $126.1 million from PIPE investors and $65.8 million from Hyperfine/Liminal balance sheet (assumed cash on Hyperfine/Liminal balance sheet at closing of the transaction), less $24.2 million transaction expenses. 2: Based on company projections, public filings, analyst estimates and Capital IQ as of 07/06/21.

Thank you Come join us! Help us make the future. July 2021 © 2021 Hyperfine Confidential

Proven team, clear mission, driven to succeed Dave Scott Chief Executive Officer Dr. Khan Siddiqui Chief Strategy Officer & Chief Medical Officer Mark Hughes Chief Operations Officer Chris Ward Head of Marketing Neela Paykel General Counsel Robert Glashow Acting Chief Financial Officer Ruby Gill Head of Product Rob Korn SVP Global Sales Dr. Eddie Knopp Sr. Medical Director Kamyar Firouzi Chief Technology Officer, Liminal Ryan Silvestri Head of Product Engineering Dr. David Rosenthal Chief Medical Officer, 4Catalyzer Brian Welch Sr. Director Clinical Science Michael Poole Head of Advanced Development Elena Kaye Senior Scientist / Interventional Leader © 2021 Hyperfine Confidential35

99 issued patents and 285 pending applications Operates on the same amount of power as a coffee maker <1.6kW powered MRI system <50" diameter self-contained MRI system Noise cancelling technology to reduce interference MRI scanner on wheels © 2021 Hyperfine Confidential36

Competitive imaging © 2021 Hyperfine Confidential37

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